Exhibit 99.33

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-C

KEY PERFORMANCE FACTORS
September 30, 1998



Expected B Maturity 6/16/2003


Blended Coupon 5.7336%


Excess Protection Level
3 Month Average   4.64%
September, 1998   4.44%
August, 1998   6.39%
July, 1998   3.09%


Cash Yield17.36%


Investor Charge Offs 5.18%


Base Rate 7.73%


Over 35 Day Delinquency 5.04%


Seller's Interest13.10%


Total Payment Rate13.10%


Total Principal Balance$39,849,511,082.92


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$5,219,716,564.43